UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2026

Offerpad Solutions Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39641	85-2800538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 S. Farmer Avenue Suite 500
Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 388-4539

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, following the 2026 annual meeting of stockholders (the “Annual Meeting”) of Offerpad Solutions Inc. (the “Company”), the Company’s Board of Directors (the “Board”) approved a 1-for-10 reverse stock split (the “Reverse Stock Split”) of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”). On June 8, 2026, the Company filed a certificate of amendment (the “Certificate of Amendment”) to its Fourth Restated Certificate of Incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware to effect the Reverse Stock Split, and the Company’s Common Stock began trading on a split-adjusted basis at market open on June 9, 2026 under the existing symbol “OPAD” and new CUSIP number 67623L 505.

The Certificate of Amendment is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K. The foregoing description of the changes contained in the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 3, 2026, the Company held its Annual Meeting. Holders of Common Stock were entitled to one vote per share held as of the close of business on April 9, 2026 (the “Record Date”). The following are the voting results for the proposals considered and voted upon at the Annual Meeting, each of which were described in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on April 22, 2026.

Proposal 1 - Election of two Class II directors for a term of office expiring on the date of the annual meeting of stockholders in 2029 and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Donna Corley	10,994,009	5,516,211	11,118,728
Tela Mathias	11,163,997	5,346,223	11,118,728

Proposal 2 - Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
21,756,195	741,462	5,131,291	0

Proposal 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
10,610,068	638,376	5,261,776	11,118,728

Proposal 4 - Approval of amendments to the Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio ranging from any whole number between 1-for-5 and 1-for-50, as determined by the Company’s Board of Directors (the “Board”) in its discretion, subject to the Board’s authority to abandon such amendments (the “Reverse Stock Split Amendment”).

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
19,191,573	3,299,278	5,138,097	0

Based on the foregoing votes, (i) the two Class II director nominees were elected, (ii) the appointment of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, (iii) the Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers and (iv) the Reverse Stock Split Amendment was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit	Description

3.1	Certificate of Amendment to the Fourth Restated Certificate of Incorporation, dated June 8, 2026

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Offerpad Solutions Inc.

Date: June 9, 2026	By:	/s/ Peter Knag
Peter Knag Chief Financial Officer